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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 28, 2004

             IndyMac MBS, INC., (as depositor under the Pooling and
        Servicing Agreement, dated as of October 1, 2004, providing for the issuance of the IndyMac MBS, INC., Residential Asset
              Securitization Trust 2004-A9, Mortgage Pass-Through
                         Certificates, Series 2004-I).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)
             Delaware                     333-119384               95-4791925
----------------------------------   -------------------- --------------------
  (State or Other Jurisdiction            (Commission       (I.R.S. Employer
       of Incorporation)                  File Number)     Identification No.)

              155 North Lake Avenue
              Pasadena, California                              91101
       -------------------------------                          --------------
             (Address of Principal                              (Zip Code)
             Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
        Item 9.01. Financial Statements and Exhibits.
                   ---------------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

        5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1)

       23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                  -----------------------
                                                  Victor H. Woodworth
                                                  Vice President



Dated: October 28, 2004

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP               5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                     5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                            5